                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              -------------------

                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        MARCH 31, 1997
                                                -------------------------------


                                   AMRE, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                  1-9632                 75-2041737
-------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
    of Incorporation)              File Number)         Identification No.)


8585 N. STEMMONS FREEWAY, SOUTH TOWER, DALLAS, TX            75247
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including are code:       (214) 658-6300
                                                  -----------------------------


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)  PRO FORMA FINANCIAL INFORMATION
          (1)  Attached and filed herewith.

                          AMRE, INC. AND SUBSIDIARIES
                          (IN PROCESS OF LIQUIDATION)
            CONSOLIDATED STATEMENT OF NET LIABILITIES IN LIQUIDATION
                                  (UNAUDITED)

                                                                        MARCH 30,      JANUARY 27,
                                                                          1997            1997
                                                                      ------------    ------------
ASSETS

     Cash                                                             $  9,411,986    $ 10,821,910
     Accounts receivable                                                 7,299,737       4,737,071
     Inventories                                                              --         1,096,000
                                                                      ------------    ------------
        Total current assets                                            16,711,723      16,654,981
     Property, plant, and equipment, net                                   329,684       1,950,662
     Other assets                                                             --           364,391
                                                                      ------------    ------------
     TOTAL ASSETS                                                     $ 17,041,407    $ 18,970,034
                                                                      ------------    ------------


LIABILITIES

     Accounts payable and accrued liabilities                         $ 41,884,303    $ 40,394,176
     Wages, commissions and bonuses                                      4,353,602       3,444,780
     Accrued workers' compensation                                       3,480,378       3,480,378
     Current portion - long-term debt and capital lease obligations         79,181         360,760
                                                                      ------------    ------------
        Total current liabilities                                       49,797,464      47,680,094
                                                                      ------------    ------------
     Long-term debt and capital lease obligations                          181,427       1,457,270
     Senior convertible preferred stock                                  3,277,479       3,259,069
                                                                      ------------    ------------
     TOTAL LIABILITIES                                                  53,256,370      52,396,433
                                                                      ------------    ------------

     NET LIABILITIES IN LIQUIDATION                                   $(36,214,963)   $(33,426,399)
                                                                      ============    ============


               See accompanying Notes to Consolidated Statement
                       of Net Liabilities in Liquidation

                          AMRE, INC. AND SUBSIDIARIES
                          (IN PROCESS OF LIQUIDATION)
      CONSOLIDATED STATEMENT OF CHANGES IN NET LIABILITIES IN LIQUIDATION
                                  (UNAUDITED)
   FOR THE PERIOD FROM JANUARY 27, 1997 TO MARCH 30, 1997 (LIQUIDATION BASIS)


NET LIABILITIES IN LIQUIDATION AT JANUARY 27, 1997             $(33,426,399)
NET LOSS FROM OPERATIONS INCLUDING LIQUIDATION EXPENSE           (2,788,564)
                                                               ------------

NET LIABILITIES IN LIQUIDATION AT MARCH 30, 1997               $(36,214,963)
                                                               ============


               See accompanying Notes to Consolidated Statement
                       of Net Liabilities in Liquidation

AMRE, INC. AND SUBSIDIARIES
(IN PROCESS OF LIQUIDATION)


NOTES TO CONSOLIDATED STATEMENT OF NET LIABILITIES IN LIQUIDATION AS OF JANUARY 27, 1997 AND MARCH 30, 1997 AND CONSOLIDATED STATEMENT OF CHANGE IN NET LIABILITIES IN LIQUIDATION FOR THE PERIOD FROM JANUARY 27, 1997 TO MARCH 30, 1997 (LIQUIDATION BASIS)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bankruptcy Filing. As reported in AMRE Inc.'s Form 8-K dated as of January 20, 1997, the Registrant issued a press release dated as of January 17, 1997 stating that it had ceased operations, was planning to seek protection under Chapter 11 of the Bankruptcy Code and would thereafter liquidate its assets. The Registrant further stated that it did not believe that any transactions would yield any residual value for distribution to its stockholders. In connection therewith, the Registrant is in the process of liquidating its assets to maximize the value of the estate for the creditors.

     An involuntary petition of reorganization was filed against the Registrant under Chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code") on January 20, 1997. On January 22, 1997, four subsidiaries of AMRE, Inc., American Remodeling, Inc., Facelifters Home Systems, Inc., Century 21 Home Improvements, Inc., and Congressional Construction Corporation, filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. These filings acted as an order of relief under Chapter 11 of the Bankruptcy Code.

     All of the above proceedings were filed in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division and have been administratively consolidated under case number 397-30567-SAF-11. The registrant and its subsidiaries are collectively referred to as the "Debtors".

Basis of Presentation. As a result of the above filings, the Registrant changed its basis of accounting from the going-concern basis to a liquidation basis. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts. The valuation of assets and liabilities requires many estimates and assumptions, and there are substantial uncertainties in carrying out the liquidation. Consequently, the amounts reflected in the liquidation basis statements may be adjusted from time to time as additional facts become available. Furthermore, the actual values of liquidating distributions to the creditors could differ materially from amounts inferred from the accompanying financial statements and will depend upon a variety of factors including, among others, the proceeds from the sale of the Registrant's assets and the ultimate amounts of creditor claims made against the Registrant.

Principles of Consolidation. The consolidated financial statements include the accounts of the Registrant and its wholly-owned subsidiaries, except for Congressional Construction Corporation ("Congressional"). All material inter-company balances and transactions are eliminated in consolidation. Congressional has been excluded from the accompanying financial statements as no financial data is available to the Registrant for periods after January 22, 1997. Virtually all of the assets of Congressional were pledged as collateral to secure its obligation to NationsBank in connection with Congressional's leveraged employee stock ownership plan. The value of the Congressional assets is believed to be considerably less than Congressional's current indebtedness to NationsBank. As a result, Congressional's estate has no equity in the collateral and derives no benefit from retention of the collateral. Therefore, NationsBank and the Debtors have agreed that the Automatic Stay pursuant to Bankruptcy Rule 4001(d) should be lifted to allow NationsBank to exercise all of its rights and remedies pursuant to the note and related agreement as to the collateral.



NOTE 2 - CHANGE IN NET LIABILITIES IN LIQUIDATION FOR THE PERIOD JANUARY 27, 1997 TO MARCH 30, 1997

The change in Net Liabilities in Liquidation for the period January 27, 1997 to March 30, 1997 includes the sales of assets described in Note 3, adjustments to the net realizable values and to the estimated settlement values of various assets and liabilities as well as the administrative expenses of the liquidation.

     The account balances as of January 27, 1997 (the accounting period end closest to the date of the filings) are those that were used in the Registrant's initial reporting to the Bankruptcy Court.



NOTE 3 - SALES OF SUBSTANTIALLY ALL OF THE DEBTORS' ASSETS

In accordance with a bankruptcy court Order (i) Pursuant to Sections 105 and 363 of the Bankruptcy Code Authorizing the Emergency Sale of Certain Assets of the Debtors Free and Clear of Liens, Claims, and Encumbrances, Subject to the Terms of an Asset Purchase Agreement and (ii) Pursuant to Sections 105 and 363 of the Bankruptcy Code Approving Asset Purchase Agreement (the "Order"), the Debtors sold substantially all of their assets (the "Purchased Assets"), including furniture, fixtures and equipment, as well as inventory. The Purchased Assets were located at various branch offices of the Debtors and at the Registrant's headquarters.

     The Purchased Assets have been sold for a cash consideration of $2,363,977. In addition, debt of certain of the Debtors in the amount of $481,750 was assumed in one of the sales. Certain leases, both real property and equipment, have also been assumed by various purchasers in connection with the sale of the assets.

     The Purchased Assets were sold, pursuant to the Order, to Reunion Home Services, Inc., U.S. Remodelers, Inc., REDO, L.L.C., ReVive Remodeling, Inc. and to Steve Belnap (collectively, the "Purchasers"). Several of the principals of the Purchasers have previously served as officers, directors, or employees of certain of the Debtors. However, the bankruptcy court specifically found in its Order that the "negotiations for and sale of the Purchased Assets were at arm's length, without collusion and in good faith," and that the sales were for "reasonable and equivalent value and fair consideration."

     The Debtors conducted a marketing process to sell all or substantially all of their assets. As a result, the Debtors received proposals to purchase substantially all of their assets in several packages. Based upon analyses of the terms and economics of each offer, the Boards of Directors of the Debtors exercised their business judgment and concluded that the proposals made by the Purchasers were the highest and best proposals, and were in the best interests of the Debtors and their respective estates.

     Substantially all of the assets of the Debtors' estates, including the Purchased Assets with the exception of the inventory, were appraised by an independent third party. Those values were used as a basis for negotiations and the subsequent sales. Furthermore, notice of the proposed sales was filed with the bankruptcy court and thereafter published in several newspapers around the United States. All parties which might have been affected or impacted by the sales received an opportunity to appear and protect their interests.

     The sales of the Purchased Assets closed on various dates beginning on March 31, 1997. The sales have been reflected in the Statement of Net Liabilities in Liquidation as of March 30, 1997 with receivables established for the related net proceeds.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                        AMRE, INC.



Date:  May 30, 1997                     By: /s/ J. Gregg Pritchard
                                            -----------------------------------
                                            J. Gregg Pritchard
                                            President